SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: October 20, 2002
HOUSEHOLD HOME EQUITY LOAN TRUST 2002-3 (Exact name of registrant as specified in its charter)
HFC REVOLVING CORPORATION (Administrator of the Trust) (Exact name as specified in Administrator's charter)
Delaware (State or other jurisdiction of incorporation of Administrator)	333-84268-02 (Commission File Numbers)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Administrator)	60070 (Zip Code)
Administrators telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99

Statement to Certificateholders with respect to the distribution on October 20, 2002 provided under Section 3.1 of the Indenture dated as of August 29, 2002 and Section 5.1 of Sale and Servicing Agreement dated as of August 29, 2002, with respect to Closed-End Home Equity Loan Asset Backed Notes, Series 2002-3.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HFC REVOLVING CORPORATION, as Administrator of and on behalf of the HOUSEHOLD HOME EQUITY LOAN TRUST 2002-3 (Registrant)

By: /s/ J. W. Blenke J. W. Blenke Authorized Representative
Dated: October 31, 2002
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EXHIBIT INDEX

Exhibit Number	Exhibit
99

Statement to Certificateholders with respect to the distribution on October 20, 2002 provided under Section 3.1 of the Indenture dated as of August 29, 2002 and Section 5.1 of Sale and Servicing Agreement dated as of August 29, 2002, with respect to Closed-End Home Equity Loan Asset Backed Notes, Series 2002-3.

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